SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 1, 2005

                         TII NETWORK TECHNOLOGIES, INC.
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
                            ------------------------
                            (State of Incorporation)


            1-8048                                 66-0328885
     ---------------------              ---------------------------------
     (Commission File No.)              (IRS Employer Identification No.)


                   1385 Akron Street, Copiague, New York 11726
                   -------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (631) 789-5000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         The following discussions are qualified in their entirety by reference to the exhibits to this Report:

         1.       2005 Employee Stock Purchase Plan

         On December 1, 2005, the Company's Stockholders approved the Company's 2005 Employee Stock Purchase Plan (the "Stock Purchase Plan"). The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and to provide eligible employees of the Company with an opportunity to invest in the Company through purchases of the Company's Common Stock at a discount through payroll deductions. The following summary of the Stock Purchase Plan is qualified in its entirety by reference to the complete text thereof which is set forth in Exhibit 99.1 to this Report.

         Eligibility. All employees of the Company and its designated subsidiaries (including officers) who have been continuously employed by the Company for at least 90 days and whose customary employment is for more than five months in any calendar year and more than 20 hours per week are eligible to participate in the Stock Purchase Plan. Non-employee directors and 5% shareholders (determined under applicable provisions of the Code) of the Company are not eligible. As of December 1, 2005, approximately 88 employees of the Company were eligible to participate in the Stock Purchase Plan.

         Administration. The Stock Purchase Plan will be administered by the Board of Directors or the Compensation Committee or other committee designated by the Board, which will have the authority to administer the plan and to resolve all questions relating to the administration of the Stock Purchase Plan.

         Stock Subject to Stock Purchase Plan. An aggregate of 200,000 shares of Common Stock of the Company are reserved for issuance under the Stock Purchase Plan and available for purchase, subject to adjustment in the event of a stock split, stock dividend or other similar change in the Company's Common Stock or capital structure.

         Purchase Periods. The Stock Purchase Plan designates purchase periods and exercise dates. Purchase periods are generally successive periods of six months that begin on each January 1 and July 1. However, in order to effectuate procedural requirements, the first purchase period may not begin until sometime during the first quarter of fiscal 2006 and end on June 30, 2006. Thereafter, purchase periods will begin on each July 1 and January 1.

         Purchase Price. On the first day of each purchase period, a participating employee is granted a purchase right, which is a form of option, to be automatically exercised on the last day of the purchase period (the "exercise date"). During a purchase period, deductions are to be made from the pay of participants in accordance with their authorizations and credited to their accounts under the Stock Purchase Plan. However, a participant may withdraw all, but not less than all, of the payroll

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

deductions credited to his or her account and not yet used to exercise his or her option at any time by giving notice to the Company. When the purchase right is exercised, the participant's withheld salary (unless previously withdrawn) is used to purchase shares of the Company's Common Stock. The price per share at which shares may be purchased under the Stock Purchase Plan during any purchase period is the lesser of: (a) 85% of the fair market value of the Company's Common Stock on the date of the grant of the option (i.e., the first day of the purchase period), or (b) 85% of the fair market value of the Company's Common Stock on the exercise date (i.e., the last day of the purchase period).

         Payment of Purchase Price; Payroll Deductions. Payroll deductions, which are made on an after-tax basis, may range from 1% to 10% (in whole percentage increments) of a participant's regular base pay. However, a participant may not in any calendar year, make purchases to exceed the lesser of 10% of his or her base compensation or $10,000 of Common Stock at their Fair Market Value (determined at the first day of the purchase period). Participants may not make direct cash payments to their accounts. The maximum number of shares of Common Stock that any employee may purchase under the Stock Purchase Plan during any semi-annual purchase period is 2,500 shares.

         2. Arrangement to Permit Directors to Accept Shares of Common Stock of the Company in Lieu of Annual Directors' Fees

         As reported in the Company's Current Report on Form 8-K dated (date of earliest event reported) October 14, 2005, commencing with the organizational meeting of the Board of Directors immediately following the Company's 2005 Annual Meeting of Stockholders held on December 1, 2005, non-employee directors are entitled to receive a cash retainer (the "Annual Retainer") at the rate of $10,000 per annum ($25,000 in the case of the non-executive Chairman of the Board), payable quarterly. The Annual Retainer is in addition to fees payable for meetings attended of the Board and Committees on which such non-employee director serves.

         On December 1, 2005, the Company's stockholders approved a proposal that permits non-employee directors, in lieu of receiving cash, to elect, at or prior to the applicable annual meeting of stockholders, to receive $11,750 ($29,400 in the case of the non-executive Chairman of the Board) of the Company's Common Stock (valued at the fair market value of the Company's Common Stock on the date of the applicable annual meeting of stockholders of the Company, such fair market value to be determined in the same manner as determined under the Company's 2003 Non-Employee Director Stock Option Plan). The shares will be subject to forfeiture in the event the non-employee director resigns or is removed for cause before the next annual meeting of stockholders of the Company. Any shares received in lieu of any portion of the cash Annual Retainer will not count against the number of shares that are to be granted to a non-employee director under the Company's 2003 Non-Employee Director Stock Option Plan.

         3. Amendment to the 1998 Stock Option Plan to Increase the Number of Shares of Common Stock Subject Thereto from 2,500,000 to 3,000,000

         On December 1, 2005, the Company's stockholders approved an amendment to the Company's 1998 Stock Option Plan to increase the number of shares available for issuance thereunder from 2,500,000 to 3,000,000. The 1998 Stock Option Plan is being referred to as the "1998 Plan".

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

         The following is a summary of the 1998 Plan, as amended, and is qualified in its entirety by reference to the complete text thereof which is set forth as Exhibit 99.3 to this Report.

         Shares Subject to the Option Plan and Eligibility. The 1998 Plan, as amended, authorizes the grant of options to purchase a maximum of 3,000,000 shares of the Company's Common Stock. The number of shares subject to the 1998 Plan is subject to adjustment as discussed below under "Adjustment in Event of Capital Changes". Upon expiration, cancellation or termination of unexercised options, the shares of Common Stock subject to such options again become available for the grant of options under the 1998 Plan.

         Type of Options. Options granted under the 1998 Plan may either be incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options, which do not qualify as ISOs ("NQSOs"). ISOs, however, may only be granted to employees.

         Administration. The 1998 Plan must be administered by the Board of Directors or a committee of the Board consisting of not less than two members of the Board, each of whom is to be a "non-employee director," within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). It is also expected that Committee members will be "non-employee directors," within the meaning of Section 162(m) of the Code. Those administering the 1998 Plan are referred to as the "Administrators." The 1998 Plan is presently administered by the Compensation Committee of the Company's Board of Directors, although, at times stock options under the 1998 Plan are granted by the full Board.

         Among other things, the Administrators are empowered to determine, within the express limits contained in the 1998 Plan, the employees, consultants and directors to be granted options, whether an option granted to an employee is to be an ISO or a NQSO, the number of shares of Common Stock to be subject to each option, the exercise price of each option, the term of each option, the date each option shall become exercisable, any terms and conditions relating to the exercisability of each option, whether to accelerate the date of exercise of any option or installment, the form of payment of the exercise price and, with the consent of the optionee, to cancel or modify an option. The Administrators are also authorized to prescribe, amend and rescind rules and regulations relating to the 1998 Plan, to construe each stock option contract between the Company and an optionee, and make all other determinations necessary or advisable for administering the 1998 Plan.

         Terms and Conditions of Options. Options granted under the 1998 Plan are subject to, among other things, the following terms and conditions:

         (a) The exercise price of each option is determined by the Administrators; provided, however, that the exercise price of an ISO may not be less than the fair market value of the Company's Common Stock on the date of grant (110% of such fair market value if the optionee owns, or is deemed to own, more than 10% of the voting power of the Company).

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

         (b) Options may be granted for terms established by the Administrators; provided, however, that the term of an ISO may not exceed ten years (five years if the optionee owns, or is deemed to own, more than 10% of the voting power of the Company).

         (c) The maximum number of shares of Common Stock for which options may be granted to an employee in any calendar year is 250,000. In addition, the aggregate fair market value of shares with respect to which ISOs may be granted to an employee which are exercisable for the first time during any calendar year may not exceed $100,000.

         (d) The exercise price of each option is payable in full upon exercise or, if the Administrators permit, in installments. Payment of the exercise price of an option may be made in cash, or, if the Administrators permit, in shares of the Company's Common Stock or any combination thereof.

         (e) Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

         (f) Except as may otherwise be provided in the option contract related to the option, if the optionee's relationship with the Company as an employee, director or consultant is terminated for any reason, other than death or disability, the option may be exercised, to the extent exercisable at the time of termination of such relationship, at any time within three months thereafter, but in no event after the expiration of the term of the option; provided, however, that if the relationship is terminated either for cause or without the consent of the Company, the option will terminate immediately. Except as may be provided in the option contract related to the option, an option is not affected by a change in the status of an optionee so long as the optionee continues to be an employee or director of, or a consultant to, the Company. Except as otherwise provided in the optionee's option contract, in the case of the death of an optionee while an employee, director or consultant (or, generally, within three months after termination of such relationship or within one year after termination of such relationship by reason of disability), the optionee's legal representative or beneficiary may exercise the option, to the extent exercisable on the date of death, at any time within one year after such date, but in no event after the expiration of the term of the option. Except as otherwise provided in the optionee's option contract, an optionee whose relationship with the Company is terminated by reason of disability may exercise the option, to the extent exercisable at the effective date of such termination, at any time within one year thereafter, but not after the expiration of the term of the option.

         (g) The Company may withhold cash and/or, with the consent of the Administrators, shares of the Company's Common Stock having an aggregate value equal to the amount which the Company determines is necessary to meet its obligations to withhold any federal, state and/or local taxes or other amounts incurred by reason of the grant, exercise or vesting of an option or the disposition of shares acquired upon the exercise of the option. Alternatively, the Company may require the optionee to pay the Company such amount in cash promptly upon demand.

         Adjustment in Event of Capital Changes. Appropriate adjustments are to be made in the number and kind of shares available under the 1998 Plan, in the number and kind of shares subject to

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the  1998  Plan  and each  outstanding  option  and in the  exercise  prices  of outstanding options, as well as the limitation on the number of shares that may be granted to any employee in any calendar year, in the event of any change in the Company's Common Stock by reason of any stock dividend, stock split, combination, reclassification, recapitalization, merger in which the Company is the surviving corporation, spin-off, split-up, exchange of shares or the like. In the event of (a) the liquidation or dissolution of the Company or (b) a transaction (or series of related transactions) that is approved by a majority of the members of the Company's Board of Directors as elected by stockholders prior to the first of such transactions (including, without limitation, a merger, consolidation, sale of stock by the Company or its stockholders, tender offer or sale of assets) and in which either (i) the voting power (in the election of directors generally) of the Company's voting securities outstanding immediately prior to such transaction ceases to represent at least 50% of the combined voting power (in the election of directors generally) of the Company or such surviving entity outstanding immediately after such transaction or (ii) the registration of the Company's Common Stock under the Securities Exchange Act of 1934 is terminated, any outstanding options shall terminate upon the earliest of any such event, unless other provision is made therefor in the transaction.

         Duration and Amendment of the 1998 Plan. No option may be granted under the 1998 Plan after October 7, 2008. The Board of Directors may at any time terminate or amend the 1998 Plan; provided, however, that, without the approval of the Company's stockholders, no amendment may be made which would (a) except as a result of the anti-dilution adjustments described above, increase the maximum number of shares for which options may be granted under the 1998 Plan or increase the maximum number of shares covered by options that may be granted to an employee in any calendar year, (b) change the eligibility requirements for persons who may receive options under the 1998 Plan or (c) make any change for which applicable law requires stockholder approval. No termination or amendment may adversely affect the rights of an optionee with respect to an outstanding option without the optionee's consent.

         4. Amendment to the Company's 2003 Non-Employee Director Stock Option Plan to Increase the Number of Shares of Common Stock Subject to Options to be Granted Thereunder Annually

         On December 1, 2005, the Company's stockholders approved an amendment to the Company's 2003 Non-Employee Director Stock Option Plan (the "2003 Plan") to increase the number of shares of the Company's Common Stock to be granted immediately following each annual meeting of stockholders at which directors are elected (an "Annual Option") to each non-employee director in office immediately following the conclusion of the meeting (whether or not elected at such meeting) as follows:

         (a) to each non-employee director in office immediately following the conclusion of the annual meeting of stockholders (whether or not elected at such meeting) from 5,000 to 10,000 shares;

         (b) to each member of the Board's newly formed Executive Advisory Committee from 5,000 to 10,000 shares (members of each other standing committee will continue to receive options to purchase 5,000 shares); and

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         (c) to each Chairperson of each standing committee from 2,000 to 10,000 shares (except that the number of shares subject to the option to be granted to the Chairperson of the Executive Advisory Committee will be 20,000 shares).

         At the time a person initially becomes a non-employee director, he or she will continue to be granted an option to purchase 24,000 shares of the Company's Common Stock in addition to the options he or she would be entitled to be granted as a committee member and chairperson.

         On December 1, 2005, the Company's Board of Directors further amended the 2003 Plan to provide that, with respect to Annual Options to be granted by the Board at its organization meeting immediately following the Company's 2005 Annual Meeting of Stockholders held on December 1, 2005, such Annual Options vest and become exercisable in eight, rather than four, quarterly installments commencing on the date of grant.

         The amendments became effective with respect to Annual Grants to be made beginning at the organizational meeting of the Board that took place immediately following the 2005 Annual Meeting of Stockholders held on December 1, 2005.

         The following is a summary of the 2003 Plan, as amended, and is qualified in its entirety by reference to the complete text thereof which is set forth as Exhibit 99.4 to this Report.

         Number of Shares, Administration and Eligibility. The maximum number of shares of Common Stock as to which options may be granted under the 2003 Plan is 500,000, subject to adjustment as discussed below under "Adjustment in Event of Capital Changes". Upon the expiration, cancellation or termination of unexercised options, the shares subject thereto again be available for grant under the 2003 Plan. The 2003 Plan is administered by the Board of Directors subject to the provisions of the 2003 Plan. Participation in the 2003 Plan is limited to non-employee directors.

         Exercise Price. The option exercise price for each share to be granted under the 2003 Plan is 100% of the fair market value of the Company's Common Stock on the date of grant. Upon exercise of the option, the exercise price is to be paid in full in cash.

         Option Term. Each option has a term of ten years. Initial Options vest and become exercisable, on a cumulative basis, in twelve equal quarterly installments commencing one year following the date of grant. Annual Options vest and become exercisable, with respect to those Annual Options to be granted at the organization meeting of the newly elected Board following the Company's 2005 Annual Meeting of Stockholders, in eight equal quarterly installments commencing immediately upon grant and, with respect to Annual Options granted thereafter, in four equal quarterly installments commencing on the date of grant.

         In the event that an optionee ceases to serve on the Board of Directors for any reason (including as a result of not being re-elected to the Board, death or disability), options held by the optionee may be exercised, at any time within one year after cessation of service but in no event after the date on which the option would otherwise expire. However, if the Non-employee director's

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service on the Board is  terminated  for cause or if the  non-employee  director resigns without the consent of a majority of the remaining members of the Board, the non-employee director's options shall terminate immediately.

         Adjustment in Event of Capital Changes. In the event of any change in the outstanding Common Stock by reason of a stock dividend, stock split, stock combination, recapitalization, spin-off, split up, merger in which the Company is the surviving corporation, reorganization or the like, the number and kind of shares available for option under the 2003 Plan, the number and kind of shares to be granted initially and annually to non-employee directors, and the option price and number and kind of shares purchasable under outstanding options will be adjusted in a manner similar to the anti-dilution adjustments made under Company stock option plans for employees. See Proposal 3 above. In the event of the liquidation or dissolution of the Company, a merger or consolidation in which the Company is not the surviving corporation, or any other capital reorganization in which more than 50% of the Company's Common Stock is exchanged, outstanding options under the 2003 Plan shall terminate unless other provision is made therefor in the transaction (which provision shall be made in a manner similar to the provision made for options granted under the Company's employee stock option plans).

         Miscellaneous. An option may not be transferred by a non-employee director other than by will or by the laws of descent and distribution, and an option may be exercised during the optionee's lifetime only by the optionee. In addition, an option may not be exercised unless either (a) a registration statement under the Securities Act of 1933, as amended (the "Act"), is then effective and current with respect to the shares or (b) in the opinion of counsel to the Company, there is an exemption from registration under the Act for the issuance of such shares. As a further condition to exercise of an option, the Company may require that the shares underlying such option or the 2003 Plan be listed for trading on any securities market on which Common Stock is traded and have been appropriately registered or qualified under applicable state securities laws, and that any necessary or desirable governmental approval or consent has been obtained. The Company has filed a registration statement under the Act, which has become effective, covering the issuance of shares upon the exercise of options under the 2003 Plan.

         Duration and Amendment of the 2003 Plan. No options may be granted under the 2003 Plan after September 23, 2013. Options outstanding on that date, however, shall in all respects continue subject to the 2003 Plan. The Board may suspend or terminate the 2003 Plan at any time. Without the approval of stockholders, no alteration or amendment may be made to the 2003 Plan which would (1) change the class of eligible participants who may receive options, (2) increase the total number of shares available for the grant of options (except for anti-dilution adjustments), (3) decrease the exercise price at which options may be granted (except for anti-dilution adjustments) or (4) materially increase the benefits accruing to participants.


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ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS.

            (a)   Financial Statements of Businesses Acquired: None

            (b)   Pro Forma Financial Information: None

            (c)   Exhibits:

                  99.1  2005 Employee Stock Purchase Plan.

                  99.2 Description of Arrangement to Permit Directors to Accept Shares of Common Stock of the Company in Lieu of Annual Directors' Fees.

                  99.3  1998 Stock Option Plan, as amended.

                  99.4  2003   Non-Employee   Director  Stock  Option  Plan,  as
                        amended.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     TII NETWORK TECHNOLOGIES, INC.


Date: December 6, 2005               By: /s/ Timothy J. Roach
                                         ---------------------------------------
                                         Timothy J. Roach,
                                         President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit
Number   Description
--------------------------------------------------------------------------------

99.1     2005 Employee Stock Purchase Plan.

99.2 Description of Arrangement to Permit Directors to Accept Shares of Common Stock of the Company in Lieu of Annual Directors' Fees.

99.3     1998 Stock Option Plan, as amended.

99.4     2003 Non-Employee Director Stock Option Plan, as amended.



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